SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-11                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2001-AR24 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Homeside Lending, Inc., as servicer, Vesta Servicing, L.P., as servicer and special servicer, First Union National Bank, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2001 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 7, 2002            By: /s/  Thomas M. Britt
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2001

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

                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                Statement to Certificate Holders
                                      December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       36,223,900.00      36,223,900.00      209,998.50     193,115.65       403,114.15   0.00         0.00       36,013,901.50
IIA      78,324,000.00      78,324,000.00    4,404,295.81     404,973.59     4,809,269.40   0.00         0.00       73,919,704.19
IIIA    202,206,000.00     202,206,000.00    4,696,258.65   1,039,605.08     5,735,863.73   0.00         0.00      197,509,741.35
IVA     167,110,000.00     167,110,000.00    1,311,960.71     305,347.11     1,617,307.82   0.00         0.00      165,798,039.29
AR              100.00             100.00          100.00           0.53           100.53   0.00         0.00                0.00
IVM1      6,738,000.00       6,738,000.00            0.00      15,718.26        15,718.26   0.00         0.00        6,738,000.00
IVM2      3,593,000.00       3,593,000.00            0.00      10,327.88        10,327.88   0.00         0.00        3,593,000.00
IVB       2,247,629.00       2,247,629.00            0.00       7,921.64         7,921.64   0.00         0.00        2,247,629.00
CB1       4,226,000.00       4,226,000.00        4,628.07      22,644.35        27,272.42   0.00         0.00        4,221,371.93
CB2       1,625,000.00       1,625,000.00        1,779.60       8,707.31        10,486.91   0.00         0.00        1,623,220.40
CB3         976,000.00         976,000.00        1,068.86       5,229.74         6,298.60   0.00         0.00          974,931.14
CB4         487,000.00         487,000.00          533.33       2,609.51         3,142.84   0.00         0.00          486,466.67
CB5         325,000.00         325,000.00          355.92       1,741.46         2,097.38   0.00         0.00          324,644.08
CB6         650,996.00         650,996.00          712.93       3,488.26         4,201.19   0.00         0.00          650,283.07
TOTALS  504,732,625.00     504,732,625.00   10,631,692.38   2,021,430.37    12,653,122.75   0.00         0.00      494,100,932.62

IIIX    202,206,000.00     202,206,000.00            0.00      59,482.27        59,482.27   0.00         0.00      197,509,741.35
IVX     179,688,629.29     179,688,629.29            0.00           0.00             0.00   0.00         0.00      179,266,335.83

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA    22540VGJ5    1,000.00000000       5.79723608     5.33116672       11.12840279       994.20276392      IA        6.397400 %
IIA   22540VGK2    1,000.00000000      56.23175285     5.17049168       61.40224452       943.76824715      IIA       6.204590 %
IIIA  22540VGL0    1,000.00000000      23.22512017     5.14131668       28.36643685       976.77487983      IIIA      6.169580 %
IVA   22540VGM8    1,000.00000000       7.85088092     1.82722225        9.67810317       992.14911908      IVA       2.530000 %
AR    22540VGV8    1,000.00000000   1,000.00000000     5.30000000    1,005.30000000         0.00000000      AR        6.397400 %
IVM1  22540VGP1    1,000.00000000       0.00000000     2.33277827        2.33277827     1,000.00000000      IVM1      3.230000 %
IVM2  22540VGQ9    1,000.00000000       0.00000000     2.87444475        2.87444475     1,000.00000000      IVM2      3.980000 %
IVB   22540VGU0    1,000.00000000       0.00000000     3.52444287        3.52444287     1,000.00000000      IVB       4.880000 %
CB1   22540VGR7    1,000.00000000       1.09514198     5.35834122        6.45348320       998.90485802      CB1       6.430010 %
CB2   22540VGS5    1,000.00000000       1.09513846     5.35834462        6.45348308       998.90486154      CB2       6.430010 %
CB3   22540VGT3    1,000.00000000       1.09514344     5.35834016        6.45348361       998.90485656      CB3       6.430010 %
CB4   22540VGW6    1,000.00000000       1.09513347     5.35833676        6.45347023       998.90486653      CB4       6.430010 %
CB5   22540VGX4    1,000.00000000       1.09513846     5.35833846        6.45347692       998.90486154      CB5       6.430010 %
CB6   22540VGY2    1,000.00000000       1.09513730     5.35834322        6.45348051       998.90486270      CB6       6.430010 %
TOTALS             1,000.00000000      21.06400865     4.00495286       25.06896151       978.93599135

IIIX  22540VGN6    1,000.00000000       0.00000000     0.29416669        0.29416669       976.77487983      IIIX      0.353000 %
IVX   22540VGZ9    1,000.00000000       0.00000000     0.00000000        0.00000000       997.64985986      IVX       0.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                        Statement to Certificate Holders
                                                December 26, 2001


Sec. 4.04(a)(i)         Scheduled Principal Payments                                   473,647.99
                        Principal Prepayments                                        9,268,377.15

Section 4.04(a)(ii)     Current Interest                                             2,080,912.63
                        Carryforward Interest                                                0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                      0.00
                        Certificate Principal Shortfalls                                     0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                     494,990,600.78
                        Loan Group 1 Aggregate Loan Balance                         36,959,688.35
                        Loan Group 2 Aggregate Loan Balance                         75,967,719.69
                        Loan Group 3 Aggregate Loan Balance                        202,796,856.91
                        Loan Group 4 Aggregate Loan Balance                        179,266,335.83

Section 4.04(a)(vi)     Master Servicing Fees                                          125,067.16
                        TGIC Fees                                                       55,936.06
                        Servicing Fees                                                   4,206.12

Section 4.04(a)(viii)   Current Advances                                                     0.00
                        Outstanding Advances                                                 0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                             0.00
                        Balance of Loans delinquent 31 to 60 days                            0.00
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                             0.00
                        Balance of Loans delinquent 31 to 60 days                            0.00
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00

                        Group 3
                        Number of Loans delinquent 31 to 60 days                             0.00
                        Balance of Loans delinquent 31 to 60 days                            0.00
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00

                        Group 4
                        Number of Loans delinquent 31 to 60 days                             4.00
                        Balance of Loans delinquent 31 to 60 days                      694,270.13
                        Number of Loans delinquent 61 to 90 days                             0.00
                        Balance of Loans delinquent 61 to 90 days                            0.00
                        Number of Loans delinquent 91 or more days                           0.00

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-AR24
                                        Statement to Certificate Holders
                                            December 26, 2001


            Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 3
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 4
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.04 (a)(x)
                       Rolling Three Month Delinquency Rate                            0.000000 %


Section 4.04(a)(xi)    REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 3
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 4
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Section 4.04(a)(xii)   Current Realized Losses                                        0.00
                       Aggregate Realized Losses                                      0.00
Section 4.04(a)(xiii)  Weighted Average Term to Maturity                              0.00
Section 4.04(a)(xiv)   Number of Claims Submitted under the tgic PMI policy           0.00
                       Number of Claims Submitted under the tgic PMI policy           0.00
                       Total Amount of Claims Submitted under the tgic PMI policy     0.00
                       Total of Claims Paid under the tgic PMI policy                 0.00

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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